Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO
ABL CREDIT AGREEMENT
          This FIRST AMENDMENT TO ABL CREDIT AGREEMENT (this “Amendment”) is dated as of August 31, 2008 and entered into by and among by and among Mobile Mini, Inc., a Delaware corporation (the “US Company”), each of the other undersigned US Borrowers (collectively with the US Company, the “US Borrowers”, and each, a “US Borrower”), Ravenstock MSG Limited, a limited liability company incorporated in England and Wales (the “UK Company”), Mobile Mini UK Limited, a corporation incorporated in England and Wales (“Mobile Mini UK” and together with UK Company, the “UK Borrowers”, and each, a “UK Borrower” and, together with US Borrowers, collectively, the “Borrowers”, and each, a “Borrower”), each Lender party thereto (collectively, the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent, and each of the undersigned Guarantors.
Recitals
          Whereas, the US Company, the other Credit Parties, the Lenders, and the Administrative Agent have entered into that certain ABL Credit Agreement dated as of June 27, 2008 (the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement);
          Whereas, the US Company has advised that on or prior to August 31, 2008, it and other Credit Parties intend to enter into the transactions set forth on Schedule I hereto (the “European Restructuring Transactions”);
          Whereas, the US Company has requested that the Lenders party hereto (the “Required Lenders”) agree, subject to the conditions and terms of this Amendment, to the amendments and waivers as further set forth herein, to enable the US Company and the other Credit Parties to consummate the European Restructuring Transactions;
          Whereas, the US Company, the Other Credit Parties and the Required Lenders intend this Amendment to be an amendment of the Credit Agreement and is not intended to be a novation of the Obligations;
          Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the US Company, the other Credit Parties, the Required Lenders, and the Administrative Agent agree as follows:
          1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the US Company set forth in this Amendment, the Credit Agreement is hereby amended as follows:

               1.1 Amendment to Section 1.01. Section 1.01 is amended by adding the following definitions in appropriate alphabetical order:
          “European Restructuring Transactions” means the transactions described on Schedule I to the First Amendment.
          “First Amendment” means that certain First Amendment to Credit and Guaranty Agreement dated as of August 31, 2008 among the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders.
          “First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section 3 of the First Amendment.
               1.2 Amendment to Section 8.04. Section 8.04 is deleted in its entirety and replaced with the following:
          “8.04 Capital Structure. Schedule 8.04 hereto states, as of the First Amendment Effective Date, (i) the correct name of each of the Subsidiaries of US Company, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by US Company or a Subsidiary of US Company, (ii) the name of each of US Company’s and each other Credit Party’s corporate or joint venture relationships and the nature of the relationship, (iii) the number and nature of all outstanding Securities of US Company and the number, nature and holder of Securities of each other Credit Party and (iv) the number of issued and treasury Securities of US Company. US Company and each other Credit Party has good title to all of the Securities it purports to own of each of such Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Securities have been duly issued and are fully paid and non-assessable. As of the First Amendment Effective Date, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell any Securities or obligations convertible into, or any powers of attorney relating to any Securities of any of US Company’s direct or indirect Subsidiaries. Except as set forth on Schedule 8.04, as of the First Amendment Effective Date, there are no outstanding agreements or instruments binding upon any of Company’s or any other Credit Party’s partners, members or shareholders, as the case may be, relating to the ownership of its Securities. As of the First Amendment Effective Date, 100% of the Equity Interests of each Credit Party (other than US Company) are owned directly or indirectly by US Company.”
               1.3 Amendment to Schedule 8.04. Schedule 8.04 is deleted in its entirety and replaced with Schedule 8.04 attached hereto.
               1.4 Amendment to Section 10.03. Clause (iv) of Section 10.03 is deleted in its entirety and replaced with the following:
          “(iv) Asset Sales (including, without limitation, transfers of Inventory, Equipment or Real Property from US Company to a Credit Party) from US Company to a Credit Party, or from one Credit Party to another Credit Party or to US Company, provided, in each case, that any transfer of Inventory, Equipment or Real Property from a Borrower shall be made to another Credit Party that is or, concurrently with such transfer, becomes, a Borrower), “
     1.5 Amendment to Section 10.07. Clause (iii) of Section 10.07(b) is deleted in its entirety and replaced with the following:
          “(iii) by US Company or a Domestic Subsidiary in UK Company or a Foreign Subsidiary that is a UK Credit Party; provided that all Investments in such Foreign Subsidiaries, together with Indebtedness of Foreign Subsidiaries permitted under Section 10.05(e)(iii), shall not exceed $25,000,000 or the Equivalent Amount thereof at any time outstanding, provided further that any Investment by US Company or a Domestic Subsidiary in UK Company or a Foreign Subsidiary that is a UK Credit Party having occurred or having been deemed to have occurred in connection with the European Restructuring Transactions shall not be counted against such $25,000,000 cap.”
                  1.6 Amendment to Section 10.17. Section 10.17(b) is amended by deleting the reference to “and” before the existing clause (iv) thereof, replacing such reference with “, ”, and inserting the following clause (v) after the existing clause (iv):
          “and (v) for transfers, replacements of then outstanding shares of capital stock or other Equity Interests, stock splits, stock dividends and other issuances which do not decrease the indirect percentage ownership of US Company in any class of the capital stock or other Equity Interests of the issuing Subsidiary, in each case made in connection with the European Restructuring Transaction.”
          2. REPRESENTATIONS AND WARRANTIES. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the US Company and each other Credit Party represents and warrants to each Required Lender and the Administrative Agent that the following statements are true, correct and complete:
               2.1 Power and Authority. US Company and each other Credit Party is duly authorized and empowered to enter into this Amendment, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement as amended hereby.
               2.2 No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment, the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby, and the consummation of the European Restructuring Transactions do not and will not conflict with or violate (a) any provision of the governing documents of any Credit Party, (b) any Applicable Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Credit Party, or (d) any indenture, agreement or instrument to which any Credit Party is a party or by which any Credit Party (including, without limitation, the Senior Note Indentures), or any property of any of them, is bound, and do not and will not require any consent or approval of any Person (except as has otherwise been obtained prior to the First Amendment Effective Date).

               2.3 Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Credit Party which is a party thereto and are the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.
               2.4 No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the consummation of the European Restructuring Transactions that would constitute a Default or an Event of Default. The US Company and its Subsidairies are in compliance with the terms of the Senior Note Indentures.
               2.5 Representations and Warranties. Each of the representations and warranties contained in the Credit Agreement is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.
          3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Administrative Agent or its counsel (by hand delivery, mail or telecopy or electronic transmission) by, US Company, each other Credit Party and the Required Lenders and only if and when each of the following conditions is satisfied:
               3.1 No Default or Event of Default; Accuracy of Representations and Warranties. No Default or Event of Default shall exist and each of the representations and warranties made by the various parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the First Amendment Effective Date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).
               3.2 Compliance with Credit Agreement. With respect to the consummation of the European Restructuring Transactions, each of the US Company and each Credit Party shall have complied with each of their respective obligations under the Credit Agreement (as modified by the First Amendment), including, without limitation, Sections 10.12, 10.14 and 10.15.
               3.3 Lien Perfection. The US Company and each of the other Credit Parties shall have delivered to Administrative Agent such documents as requested by Administrative Agent, if any, to perfect or to continue the perfection of the Liens granted to the Administrative Agent for the benefit of the Lenders and evidence that Administrative Agent has duly perfected First Priority Liens in the assets of US Company and the other Credit Parties to the extent required by the Credit Agreement and the other Credit Documents.
               3.4 Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effectiveness Date and signed on behalf of US

Company by the chairman of the Board, the chief executive officer, the president or any vice president of US Company, in form and substance satisfactory to the Administrative Agent.
               3.5 Delivery of Documents. The Administrative Agent shall have received such documents as the Administrative Agent may reasonably request in connection with this Amendment.
               3.6 Repayment of UK Revolving Loans. Prior to the transfer of all of Ravenstock MSG Limited’s assets to Mobile Mini UK Ltd. pursuant to “Step 3” of the European Restructuring Transactions, Ravenstock MSG Limited shall have repaid in cash in full all of its UK Revolving Loans (which UK Revolving Loans shall have been repaid with the proceeds of UK Revolving Loans borrowed by Mobile Mini UK Ltd.).
          4. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended or waived hereby, the Credit Agreement and the other Credit Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed. Each Credit Party confirms that as amended hereby, each of the Credit Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations. Each Credit Party hereby acknowledges and confirms the security interests and Liens granted by it under the Credit Agreement and the other Credit Documents (including, without limitation, such Lien as they apply to the assets of the Credit Parties after giving effect to the European Restructuring Transactions) and that such security interests and Liens are valid and subsisting, are not impaired by the execution and delivery of the First Amendment, and continue without interruption to secure all Obligations now or hereafter outstanding.
          5. ACKNOWLEDGMENT AND CONSENT
               5.1 Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).
               5.2 Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended hereby and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
               5.3 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
          6. AUTHORIZATION. Each Required Lender, by its countersignature hereto, hereby irrevocably authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Amendment, the Credit Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder (including, without limitation, the execution and delivery of amendments to any Security Documents) as are required, in the reasonable judgment of the Administrative Agent or Collateral Agent, to give effect to the First Amendment and the transaction contemplated hereby.
          7. EXPENSES. The US Company agrees to promptly reimburse Administrative Agent and Required Lenders on demand for all fees and out-of-pocket costs and expenses, including the fees, out-of-pocket costs and expenses of counsel retained by Administrative Agent and Required Lenders in connection with the negotiation and documentation of this Amendment, and such amounts shall constitute part of the Obligations.
          8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
          9. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

US BORROWERS:	MOBILE MINI, INC.

	By:	/s/ Lawrence Trachtenberg Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE STORAGE GROUP, INC.

	By:	/s/ Lawrence Trachtenberg Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MSG INVESTMENTS, INC.

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI I, INC.

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI, LLC

By: MOBILE MINI, INC., its Sole Member

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI, LLC

By: MOBILE MINI, INC., its Sole Member
Signature Page to First Amendment

By:	/s/ Lawrence Trachtenberg

Name:	Lawrence Trachtenberg
Title:	Executive Vice President and Chief Financial Officer

MOBILE MINI OF OHIO, LLC

By: MOBILE MINI, INC., its Sole Member

	By:	/s/ Lawrence Trachtenberg Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

UK BORROWERS:	RAVENSTOCK MSG LIMITED.

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Director

MOBILE MINI UK LTD.

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Director

GUARANTORS:	MOBILE MINI, INC.

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE STORAGE GROUP, INC.

	By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MSG INVESTMENTS, INC.

By:	/s/ Lawrence Trachtenberg Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

DELIVERY DESIGN SYSTEMS, INC.

By:	/s/ Lawrence Trachtenberg Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI I, INC.

By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI, LLC

By: MOBILE MINI, INC., its Sole Member

By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI, LLC

By: MOBILE MINI, INC., its Sole Member

By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI OF OHIO, LLC

By: MOBILE MINI, INC., its Sole Member

By:	/s/ Lawrence Trachtenberg

Name: Lawrence Trachtenberg
Title: Executive Vice President and Chief Financial Officer

MOBILE MINI OF OHIO, LLC
By: MOBILE MINI, INC., its Sole Member

By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

A BETTER MOBILE STORAGE COMPANY
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

MOBILE STORAGE GROUP (TEXAS), L.P.
By: MOBILE STORAGE GROUP, INC., as its General Partner

By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

RAVENSTOCK MSG LIMITED.
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

A ROYAL WOLF PORTABLE STORAGE, INC.
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

TEMPORARY MOBILE STORAGE, INC.
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

MOBILE STORAGE (UK) LIMITED
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

RAVENSTOCK (TAM) HIRE LIMITED
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

MOBILE STORAGE UK FINANCE, LP
By: MOBILE STORAGE GROUP, INC., its General Partner

By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

LIKO LUXEMBOURG INTERNATIONAL S.A.R.L.
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

MOBILE MINI UK HOLDINGS LIMITED
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

BOX LEASE LIMITED
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Director

MOBILE MINI HOLDING B.V.
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

MOBILE MINI B.V.
By:	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH as Administrative Agent and Lender
By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Eric Landeata
	Name:	Eric Landeata
	Title:	Director

BANK OF AMERICA, N.A. as Lender
By:	/s/ Jason Riley
	Name:	Jason Riley
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A. as Lender
By:	/s/ Timothy J. Whitefoot
	Name:	Timothy J. Whitefoot
	Title:	Vice President

RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC. as Lender
By:	/s/ James H. Herzos Jr.
	Name:	James H. Herzos Jr.
	Title:	Senior Vice President

CAPITAL ONE LEVERAGE FINANCE CORP.. as Lender
By:	/s/ Thomas F Furst
	Name:	Thomas F Furst
	Title:	Vice President

BANK LEUMI USA as Lender
By:	/s/ Jacques Delvoy
	Name:	Jacques Delvoy
	Title:	Vice President

ROYAL BANK OF CANADA as Lender
By:	/s/ Jeff Patchell
	Name:	Jeff Patchell
	Title:	Attorney-in-fact

BANK OF ARIZONA, N.A. as Lender
By:	/s/ Christine Nowazyk
	Name:	Christine Nowazyk
	Title:	Senior Vice President

UPS CAPITAL CORPORATION as Lender
By:	/s/ John P. Holloway
	Name:	John P. Holloway
	Title:	Director of Portfolio Management

BURDALE CAPITAL FINANCE, INC. as Lender
By:	/s/ Antimo Barbieri
	Name:	Antimo Barbieri
	Title:	Senior Vice President

By:	/s/ Phillip R. Webb
	Name:	Phillip R. Webb
	Title:	Director

FIFTH THIRD BANK, as Lender
By:	/s/ John T. Penny
	Name:	John T. Penny
	Title:	Vice President

WELLS FARGO FOOTHILL, LLC as Lender
By:	/s/ Rohan Damani
	Name:	Rohan Damani
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC. as Lender
By:	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

By:	/s/ Markus Schiffers
	Name:	Markus Schiffers
	Title:	Vice President & General Manager

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Diane Emanual
	Name:	Diane Emanual
	Title:	Director

ING CAPITAL LLC, as Lender
By:	/s/ Bill Beddingfield
	Name:	Bill Beddingfield
	Title:	Managing Director